SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:  JULY 29, 2010

DATE OF EARLIEST EVENT REPORTED: July 29, 2010

KENILWORTH SYSTEMS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

NEW YORK	0-08962	84-1641415
(STATE OR OTHER	(COMMISSION FILE NO.)	(IRS EMPLOYER
JURISDICTION OF		IDENTIFICATION
INCORPORATION)		NUMBER)

185 WILLIS AVENUE, SUITE #4 MINEOLA, NY	11501
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)	(ZIP CODE)

(516) 741-1352

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02        DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Kenilworth Systems Corporation (“Kenilworth” or the “Company”) announced on Tuesday, July 27, 2010 with great regret the death of Herbert Lindo the Company’s President and Chief Executive Officer.  Mr. Lindo passed away on Sunday, July 25, 2010.

Mr. Lindo was the founder of Kenilworth and had been President and CEO since 1972.  He will be missed by all who knew him for his enthusiasm, ability and dedication to the Company.

The Board of Directors has officially appointed Mr. Dan Snyder to assume Mr. Lindo’s corporate responsibilities as Chief Executive Officer, Chief Financial Officer, Chairman of the Board, President, Treasurer and Director. Mr. Snyder has been a valued advisor to Kenilworth for several years while running his own business affairs.

Mr. Lindo’s other business responsibilities will be assumed by the succession team set in place by Mr. Lindo.

ITEM  9.01                                                 FINANCIAL STATEMENTS AND EXHIBITS

(c)                                 Exhibits

The following exhibits are annexed hereto:

99. Press Release dated July 29, 2010

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

KENILWORTH SYSTEMS CORPORATION

Registrant

/s/ Joyce Clark
Director

Dated: July 29, 2010